SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

STANDARD MOTOR PRODUCTS, INC.
(Exact Name of Registrant as Specified in its Charter)

New York (State or Other Jurisdiction of Incorporation)	1-4743 (Commission File Number)	11-1362020 (I.R.S. Employee Identification Number)

37-18 Northern Boulevard, Long Island City, New York 11101
(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code:  718-392-0200

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Explanatory Note

Standard Motor Products, Inc. (the “Company”) is filing this Form 8-K/A for the sole purpose of correcting a typographical error in the EDGAR version of its press release announcing the Company’s financial results for the three months and six months ended June 30, 2011 which was filed as Exhibit 99.1 to the Company’s Current Report on Form 8-K filed July 27, 2011.  The EDGAR version of the press release omitted the figure “$0.59” from the line “GAAP Diluted Earnings Per Share From Continuing Operations” under the column Three Months Ended June 30, 2011 in the spreadsheet for Reconciliation of GAAP and Non-GAAP Measures.  The copy of the press release issued to the public contained the figure omitted from the EDGAR version. A copy of the revised EDGAR version of the press release is attached as Exhibit 99.1 hereto and incorporated herein by reference.

The revised press release shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.  Financial Statements and Exhibits

(c)           Exhibits.

99.1	Press release dated July 27, 2011 announcing Standard Motor Products, Inc.’s financial results for the three months and six months ended June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MOTOR PRODUCTS, INC.

By:	/s/ James J. Burke
James J. Burke
Vice President Finance, Chief Financial Officer

Date: July 28, 2011

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Exhibit Index

Exhibit No.	Description

99.1	Press release dated July 27, 2011 announcing Standard Motor Products, Inc.’s financial results for the three months and six months ended June 30, 2011.

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